Exhibit 10.1
MERCANTILE BANCORP, INC.
DEALER-MANAGER AGREEMENT
September 23, 2010
McClendon Morrison & Partners, Inc.
As Dealer-Manager,
150 North Michigan, Suite 2800
Chicago, Illinois 60601
Ladies and Gentlemen:
     The following will confirm our agreement relating to the proposed rights offering (the “Rights Offering”) to be undertaken by Mercantile Bancorp, Inc., a Delaware corporation (the “Company”), pursuant to which the Company will distribute to the holders of record of its common stock, par value $0.4167 per share (the “Common Stock”), subscription rights (the “Rights”), as set forth in the Company’s Registration Statement on Form S-1 (Registration No. 333-168075) filed with the Securities and Exchange Commission (the “Commission”) on July 12, 2010, to subscribe for and purchase a unit (the “Units”), each consisting of one share of the Common Stock (the “Rights Shares”) and a warrant to purchase one share of the Common Stock (the “Rights Warrants”) for each share of Common Stock held by such holders of record, at a subscription price equal to $2.50 per Unit in cash (the “Subscription Price”). The Rights Warrants will be exercisable until September 23, 2015 at an exercise price of $3.75 per share of the Common Stock, subject to the Company’s right to redeem the Rights Warrants any time after the second anniversary of the distribution date if the price of the Common Stock exceeds 150% of the exercise price of the Rights Warrant for 60 consecutive days.
1. The Rights Offering.
     (a) The Company proposes to undertake the Rights Offering pursuant to which each holder of Common Stock shall receive one Right for each share of Common Stock held of record at the close of business on September 23, 2010 (the “Record Date”). Holders of Rights will be entitled to subscribe for and purchase, at the Subscription Price, one Unit consisting of one Rights Share and one Rights Warrant for every Right granted to such holder on the Record Date (the “Basic Subscription Right”).
     (b) The Rights will not be transferable and will not be listed for trading on the NYSE Amex or any other stock exchange or trading market or quoted on the OTC Bulletin Board. The Rights Shares, but not the Rights Warrants, are expected to be traded on the NYSE Amex and shall be transferable in accordance with, applicable securities rules and regulations. The shares of Common Stock issuable upon exercise of the Rights Warrants (the “Underlying Shares”) are expected to be traded on the NYSE and shall be transferable in accordance with applicable securities rules and regulations.
     (c) Any holder of Rights who fully exercises all Basic Subscription Rights issued to such holder is entitled to subscribe for Units which were not otherwise subscribed for by others pursuant to their Basic Subscription Rights (the “Over-Subscription Right”). The Over-Subscription Right shall allow a holder of a Right to subscribe for an additional amount, provided no Over-Subscription Right will be honored if, when aggregated with such holder’s existing ownership, the Rights Shares and Rights Warrants acquired with the Rights Offering would result in such person or entity, together with any related persons or entities, owning in excess of 9.9% of the Company’s issued and outstanding shares of Common Stock (on a fully diluted basis) following the closing of the transactions contemplated by the Rights Offering. Rights Shares and Rights Warrants acquired pursuant to the Over-Subscription Right are subject to allotment, as more fully discussed in the Prospectus (as defined herein).
     (d) The Rights will expire at 5:00 p.m., New York City time, on October 29, 2010 (the “Expiration Date”). The Company shall have the right to extend the Expiration Date in its sole discretion.

     (e) All funds from the exercise of Basic Subscription Rights will be deposited with Illinois Stock Transfer Co., as the subscription agent (the “Subscription Agent”) and held in a segregated account with the Subscription Agent pending notification by the Company that the subscriptions have been accepted. There is no minimum number of Basic Subscription Rights and the Company may accept the funds deposited with respect to Basic Subscription Rights at any time or from time to time prior to the Expiration Date. All funds from the exercise of the Over-Subscription Rights will be deposited with Subscription Agent and held in a segregated account (which may be the same account as used for the funds deposited with respect to Basic Subscription Rights) pending a final determination of the number of Rights Shares and Rights Warrants to be issued pursuant to the exercise of Over-Subscription Rights. As soon as is practicable, the Company shall conduct a final closing of the Rights Offering (the “Final Closing”).
2. Appointment as Dealer-Manager; Role of Dealer-Manager. The Company hereby engages McClendon Morrison & Partners, Inc. (“MMP”) as the sole exclusive dealer-manager (the “Dealer-Manager”) in connection with the Rights Offering, and authorizes the Dealer-Manager to act as such on its behalf in connection with the Rights Offering, in accordance with this Dealer-Manager Agreement (this “Agreement”). During the term set forth in the engagement letter agreement entered into between the Company and the Dealer-Manager, dated July 17, 2009 (the “Engagement Letter”), the Company will not solicit, negotiate with or enter into any agreement with any other placement agent, financial advisor, dealer manager, brokers, dealers or underwriters or any other person or entity in connection with the Rights Offering. On the basis of the representations and warranties and agreements of the Company contained in this Agreement and subject to and in accordance with the terms and conditions hereof, the Dealer-Manager agrees that as Dealer-Manager it will, in accordance with its customary practice and to the extent requested by the Company, use its commercially reasonable efforts to (a) advise and assist the Company in soliciting the exercise of Rights held by Rights Holders for subscriptions for Rights Shares and Rights Warrants, (b) provide Advisory Services (as defined below) in connection with the Rights Shares and Rights Warrants not subscribed for by the holders of Rights, and (c) provide Advisory Services (as defined below) in connection with the Rights Offering. For purposes of this Agreement, the term “Advisory Services” means: (i) advising on pricing, structuring and other terms and conditions of the Rights Offering, including oversubscription rights and limits, and (ii) providing guidance on general market conditions and their impact on the Rights Offering. For the avoidance of doubt and notwithstanding anything that may be to the contrary in this Agreement, the Company and the Dealer-Manager hereby agree that the Dealer-Manager will not underwrite the Rights Offering and the Dealer-Manager has no obligation to purchase or procure purchases of the Rights Shares and the Rights Warrants offered in connection with the Rights Offering.
3. No Liability for Acts of Brokers, Dealers, Banks and Trust Companies. The Dealer-Manager shall not be subject to any liability to the Company or any of the Company’s Subsidiaries (as defined below) or “affiliates” (“Affiliates”, as such term is defined in Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”)) for any act or omission on the part of any broker or dealer in securities (other than the Dealer-Manager) or any bank or trust company or any other natural person, partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, or other entity or organization (each, a “Person”) and the Dealer-Manager shall not be liable for its own acts or omissions in performing its obligations as advisor or Dealer-Manager hereunder or otherwise in connection with the Rights Offering or the related transactions, except for any losses, claims, damages, liabilities and expenses determined in a final judgment by a court of competent jurisdiction to have resulted primarily from any such acts or omissions undertaken or omitted to be taken by the Dealer-Manager through its gross negligence, bad faith or willful misconduct. In soliciting or obtaining exercises of Rights, the Dealer-Manager shall not be deemed to be acting as the agent of the Company or as the agent of any broker, dealer, bank or trust company, and no broker, dealer, bank or trust company shall be deemed to be acting as the Dealer-Manager’s agent or as the agent of the Company. As used herein, the term “Subsidiary” means a Subsidiary of the Company as defined in Rule 405 of the Securities Act. Unless the context specifically requires otherwise, the term “Company” as used in this Agreement means the Company and its Subsidiaries collectively on a consolidated basis.
4. The Offer Documents.
     (a) There will be used in connection with the Rights Offering certain materials in addition to the Registration Statement, any Preliminary Prospectus or the Prospectus (each as defined herein), including: (i) all exhibits to the Registration Statement which pertain to the conduct of the Rights Offering and (ii) any soliciting materials relating to the Rights Offering approved by the Company (collectively with the Registration Statement, any Preliminary Prospectus and the Prospectus, the “Offer Documents”). The Dealer-Manager has been given an opportunity to review and comment upon the Offer Documents.

     (b) The Company agrees to furnish the Dealer-Manager with as many copies as it may reasonably request of the final forms of the Offer Documents, and the Dealer-Manager is authorized to use copies of the Offer Documents in connection with its acting as Dealer-Manager. The Dealer-Manager hereby agrees that it will not disseminate any written material for or in connection with the solicitation of exercises of Rights pursuant to the Rights Offering other than the Offer Documents.
     (c) The Company represents and agrees that no solicitation material, other than the Offer Documents and the documents to be filed therewith as exhibits thereto (each in the form of which has been approved by the Dealer-Manager), will be used in connection with the Rights Offering by or on behalf of the Company without the prior approval of the Dealer-Manager, which approval will not be unreasonably delayed or withheld. If the Company uses or permits the use of any such solicitation material in connection with the Rights Offering without the Dealer-Manager’s approval, then the Dealer-Manager shall be entitled to withdraw as Dealer-Manager in connection with the Rights Offering and the related transactions without any liability or penalty to the Dealer-Manager or any other Person identified in Section 11 hereof as a DM Indemnified Party, and the Dealer-Manager shall be entitled to receive the payment of all fees payable under this Agreement or the Engagement Letter which have accrued to the date of such withdrawal or which otherwise thereafter become payable.
5. Representations and Warranties. The Company represents and warrants to the Dealer-Manager that:
     (a) The Registration Statement on Form S-1, as amended (Registration No. 333-168075), with respect to the Rights, the Rights Shares, the Rights Warrants and the Underlying Shares has: (i) been prepared by the Company in conformity with the requirements of the Securities Act in all material respects, (ii) been filed with the Commission under the Securities Act and (iii) been declared effective by the Commission under the Securities Act. Copies of such Registration Statement as amended to date have been delivered or made available by the Company to the Dealer-Manager. For purposes of this Agreement, “Effective Time” means the date and the time as of which the Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; “Effective Date” means the date of the Effective Time; “Preliminary Prospectus” means each prospectus included in the Registration Statement before it becomes effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Dealer-Manager pursuant to Rule 424(a) of the Securities Act; “Registration Statement” means such Registration Statement, as amended at the Effective Time, including any documents which are exhibits thereto; and “Prospectus” means such final prospectus, as first filed with the Commission pursuant to Rule 424(b) of the Securities Act. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus. All references in this Agreement to the Registration Statement, a Preliminary Prospectus, and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). The Prospectus delivered to the Dealer-Manager for use in connection with the Rights Offering will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR.
     (b) The Registration Statement conformed, as of the Effective Time, in all material respects to the requirements of the Securities Act and did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made not misleading; and the Prospectus and any further amendments or supplements to the Registration Statement conforms or will conform, as of their respective dates or when they are declared effective by the Commission, as the case may be, in each case, in all material respects to the requirements of the Securities Act and collectively do not and will not, as of the applicable date thereof or when declared effective by the Commission, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in the light of the circumstances under which they were made) not misleading; provided that no representation or warranty is made by the Company as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information regarding the Dealer-Manager furnished to the Company by the Dealer-Manager or on its behalf by Affiliates or representatives of the Dealer-Manager specifically for inclusion therein (collectively, the “Dealer-Manager Information”) and in its final form as approved by the Dealer-Manager and its counsel.

     (c) There are no contracts, agreements, plans or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act which have not been described in the Prospectus or filed as exhibits to the Registration Statement or referred to in, or incorporated by reference into, the exhibit table of the Registration Statement as permitted by the Securities Act.
     (d) The Company and each of its Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct their businesses as described in the Registration Statement and the Prospectus, except where the absence of such power or authority (either individually and in the aggregate) would not have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, material properties or prospects (as such prospects are disclosed or described in the Prospectus) of the Company and its Subsidiaries, taken as a whole; or (ii) the Rights Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (any such effect being a “Material Adverse Effect”).
     (e) This Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Dealer-Manager, constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally and by general principles of equity.
     (f) Neither the Company nor any of its Subsidiaries: (i) is in violation of its charter or by-laws, (ii) in default under or in breach of, and no event has occurred which, with notice or lapse of time or both, would constitute a default or breach under or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (each, a “Lien”) upon any of their property or assets pursuant to, any material contract, agreement, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which the Company or its properties or assets are subject or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order, foreign and domestic, to which Company or its Subsidiaries or any of their respective properties or assets is subject, except, in the case of clauses (ii) and (iii) above, any violation or default that would not have a Material Adverse Effect.
     (g) Prior to or on the date hereof: (i) the Company and Subscription Agent have or will have entered into a subscription agency agreement (the “Subscription Agency Agreement”) if required by the Subscription Agent and (ii) the Company and Morrow & Company, LLC (the “Information Agent”) shall have entered into an information agency agreement (the “Information Agency Agreement”) if required by the Information Agent. When executed by the Company, if applicable, the Subscription Agency Agreement and the Information Agency Agreement will have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Subscription Agent and the Information Agent, as the case may be, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally and by general principles of equity.
     (h) The Rights to be issued and distributed by the Company have been duly and validly authorized and, when issued and delivered in accordance with the terms of the Offer Documents, will be duly and validly issued, and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms; no holder of the Rights is or will be subject to personal liability by reason of being such a holder; and the Rights will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus. The Underlying Shares have been duly and validly authorized and, when issued and delivered in accordance with the terms of the Rights Warrants, will be duly and validly issued, fully paid and non-assessable; no holder of the Underlying Shares will be subject to personal liability by reason of being such a holder, and the Common Stock constituting the Underlying Shares conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

     (i) The Rights Shares and the Rights Warrants have been duly and validly authorized and reserved for issuance upon exercise of the Rights and are free of statutory and contractual preemptive rights and are sufficient in number to meet the exercise requirements of the Rights Offering; and the Rights Shares and Rights Warrants, when so issued and delivered against payment therefor in accordance with the terms of the Rights Offering, will be duly and validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof. The Rights Shares and the Rights Warrants will conform in all material respects to the descriptions thereof contained in the Prospectus.
     (j) The Common Stock is listed on the NYSE Amex and the Company has made application to have the Rights Shares listed thereon. The Company does not intend to list the Rights Warrants on the NYSE Amex or any other trading exchange. The Company has not received an oral or written notification from the NYSE Amex authorities or any court or any other federal, state, local or foreign governmental or regulatory authority having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets (“Governmental Authority”) of any inquiry or investigation or other action that would cause the Rights Shares not be to be listed on the NYSE Amex.
     (k) Prior to the consummation of the Rights Offering, the Company will have an authorized capitalization as set forth under the caption “Capitalization” in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Company capital stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. The Registration Statement accurately describes any authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries and any stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder. The Registration Statement and the Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.
     (l) The Company has obtained the requisite shareholder approval it needed to increase its authorized shares and to approve articles of amendment of the Company’s Certificate of Incorporation increasing its authorized shares of Common Stock from 14 million to 30 million (the “Charter Amendment”). The Charter Amendment has been duly authorized, executed and filed by the Company with the Secretary of State of the State of Delaware and has become effective under Delaware law in accordance with its terms.
     (m) The Company owns or leases all such assets or properties as are necessary and material to the conduct of its business as presently operated. The Company has good and marketable title in fee simple to all material assets, real property and personal property owned by it, in each case free and clear of any Lien, except for such Liens as are described in the Registration Statement and the Prospectus, as do not materially diminish the value of such property or materially interfere with the Company’s use thereof or would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Any assets or real property and buildings held under lease or sublease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not materially interfere with, the use of such property by the Company, in each case except as described in the Registration Statement and the Prospectus or would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary other than which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
     (n) The Company and its Subsidiaries have all material consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other Governmental Authorities and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate their properties and conduct their businesses as presently being conducted, and each such Consent is valid and in full force and effect, except where the failure to have such Consent would not reasonably be expected to have a Material Adverse Effect. The Company has not received notice of any investigation or proceedings which results in or, if decided adversely to the Company, would reasonably be expected to result in, the revocation or modification of any Consent that would have a Material Adverse Effect.

     (o) The execution, delivery and performance of this Agreement by the Company, the issuance of the Rights in accordance with the terms of the Offer Documents, the issuance of Rights Shares and the Rights Warrants in accordance with the terms of the Rights Offering, and the consummation by the Company of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries or any of its Affiliates is a party or by which the Company or any of its Subsidiaries is bound or to which any of the properties or assets of the Company or any of its Subsidiaries is subject, except where such conflict, breach, violation or default would not cause or constitute a Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or any statute or any order, rule or regulation of any Governmental Authority (except, in the case of any such statute, order, rule or regulation, where such violation would not cause a Material Adverse Effect); and except for the registration of the Rights, the Rights Shares, the Rights Warrants and the Underlying Shares under the Securities Act, the listing of the Rights Shares and Underlying Shares on the NYSE Amex, and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the distribution of the Rights and the sale and issuance of the Rights Shares, the Rights Warrants and the Underlying Shares by the Company, no consent, approval, authorization or order of, or filing or registration with, any such court or Governmental Authority is required for the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby.
     (p) There are no contracts, agreements or understandings between the Company and any Person granting such Person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such Person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act. No holder of any security of the Company has any rights of rescission or similar rights with respect to such securities held by them.
     (q) Neither the Company nor any of its Subsidiaries has sustained, since the date of the latest balance sheet included in the Prospectus or after such date and as disclosed in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since such date or after such date and as disclosed in the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any Material Adverse Effect. Since the date of the latest balance sheet presented in the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which would reasonably be expected to have a Material Adverse Effect, except for liabilities, obligations and transactions which are disclosed in the Registration Statement, any Preliminary Prospectus and the Prospectus.
     (r) BKD, LLP, whose reports relating to the Company are included in the Registration Statement, are independent public accountants as required by the Securities Act, the Exchange Act and the rules and regulations promulgated by the Public Company Accounting Oversight Board (the “PCAOB”). BKD, LLP, to the best of the Company’s knowledge, is duly registered and in good standing with the PCAOB. BKD, LLP has not, during the periods covered by the financial statements included in the Registration Statement, the Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.
     (s) The financial statements, including the notes thereto, and any supporting schedules included in the Registration Statement, any Preliminary Prospectus and the Prospectus present fairly, in all material respects, the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company. Except as otherwise stated in the Registration Statement, any Preliminary Prospectus and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved. Any supporting schedules included in the Registration Statement, any Preliminary Prospectus and the Prospectus present fairly, in all material respects, the information required to be stated therein. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement. The other financial and statistical information included in the Registration Statement, any Preliminary Prospectus and the Prospectus present fairly, in all material respects, the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement, such Preliminary Prospectus and the Prospectus and the books and records of the respective entities presented therein.
     (t) There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, any Preliminary Prospectus and the Prospectus in accordance with Regulation S-X under the Securities Act which have not been included as so required. The pro forma and/or as adjusted financial information included in the Registration Statement, any Preliminary Prospectus and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act in all material respects and include all adjustments necessary to present fairly, in all material respects, in accordance with generally accepted accounting principles the pro forma and as adjusted financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified. The assumptions used in preparing the pro forma and as adjusted financial information included in the Registration Statement, any Preliminary Prospectus and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein. The related pro forma and pro forma as adjusted adjustments give appropriate effect to those assumptions; and the pro forma and pro forma as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.
     (u) The Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (v) Except as disclosed in the Registration Statement and Preliminary Prospectus and the Prospectus, there (i) are no significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) is not any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.
     (w) The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes Oxley”) applicable to the Company, and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other Governmental Authority or self regulatory entity or agency, except for violations which, singly or in the aggregate, are disclosed in the Prospectus or would not have a Material Adverse Effect.
     (x) To the Company’s knowledge, no relationship, direct or indirect, exists between or among any of the Company or any of its Subsidiaries, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or its Subsidiaries, on the other hand, which is required by the Securities Act or the Exchange Act to be described in the Registration Statement or the Prospectus which is not so described as required. Except as disclosed in the Registration Statement and the Prospectus, there are no outstanding loans (other than those extended on an arms-length basis and permitted under the Sarbanes Oxley for depositary institutions), advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members. The Company has not, in violation of Sarbanes Oxley, directly or indirectly, including through any Affiliate of the Company (other than as permitted under the Sarbanes Oxley for depositary institutions), extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.
     (y) There are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property or asset of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, are reasonably likely to have a Material Adverse Effect; and to the Company’s knowledge, no such proceedings are threatened or contemplated by Governmental Authorities or threatened by others.

     (z) The Company and its Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except where the failure to make such filings or make such payments, either individually or in the aggregate, would not have, a Material Adverse Effect..
     (aa) Each of the Company and its Subsidiaries maintains insurance of the types and in the amounts which the Company believes to be reasonable and sufficient for a company of its size operating in the Company’s industry. There are no material claims by the Company or any of its Subsidiaries under any policy or instrument described in this paragraph as to which any insurance company is denying liability or defending under a reservation of rights clause. All of the insurance policies described in this paragraph are in full force and effect in all material respects. Neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
     (bb) The Company and its Subsidiaries own or possess or have the right to use on reasonable terms all material patents, patent rights, patent applications, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, service names and other intellectual property (collectively, “Intellectual Property”) reasonably necessary to carry on their respective businesses as described in the Registration Statement and the Prospectus. The expected expiration of any of such Intellectual Property rights would not result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property.
     (cc) Neither the Company nor, to the Company’s knowledge, any of the Company’s directors, officers or employees has violated: (i) the Bank Secrecy Act, as amended, (ii) the Money Laundering Control Act of 1986, as amended, (iii) the Foreign Corrupt Practices Act, or (iv) the Righting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.
     (dd) Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act with the offer and sale of the Rights Shares and Rights Warrants pursuant to the Registration Statement.
     (ee) There are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee or other compensation by the Company with respect to the issuance or exercise of the Rights or the sale of the Rights Shares and Rights Warrants or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, the Company’s officers, directors and employees or Affiliates that may affect the Dealer-Manager’s compensation. Except as previously disclosed by the Company to the Dealer-Manager in writing, no officer, director, or beneficial owner of 5% or more of any class of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) or any other Affiliate is a member or a Person associated, or affiliated with a member of FINRA. No proceeds from the exercise of the Rights will be paid to any FINRA member, or any Persons associated or affiliated with a member of FINRA, except as specifically contemplated herein. Except as previously disclosed by the Company to the Dealer-Manager, no Person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of FINRA.
     (ff) The Company and its Subsidiaries and any “employee benefit Plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”) established or maintained by the Company, its Subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or a Subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”), to which the Company or a Subsidiary is a member. To the knowledge of the Company, no “reportable event” (as defined in ERISA) has occurred or is reasonably expected to occur with respect to any employee benefit plan maintained by the Company, its Subsidiaries or their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its Subsidiaries or any of their ERISA

Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its Subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.
     (gg) There are no contracts, agreements or understandings between the Company and any Person that would give rise to a valid claim against the Company or the Dealer-Manager for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement. Other than the Dealer-Manager, the Company has not employed any brokers, dealers or underwriters in connection with solicitation of exercise of Rights in the Rights Offering, and except provided for in Section 6 and 7 hereof, no other commissions, fees or discounts will be paid by the Company or otherwise in connection with the Rights Offering.
     (hh) Neither the Company nor, to the Company’s knowledge, any of the Company’s officers, directors, employees or agents has at any time during the last five years: (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other Person charged with similar public or quasi-public duties, other than payments that are not prohibited by the laws of the United States or any jurisdiction thereof.
     (ii) The Company has not and will not, directly or indirectly through any officer, director or Affiliate of the Company or through any other Person: (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the Rights Shares and Rights Warrants, (ii) since the filing of the Registration Statement sold, bid for or purchased, or paid any Person (other than the Dealer-Manager) any compensation for soliciting exercises or purchases of, the Rights, the Rights Shares or the Rights Warrants and (iii) until the later of the expiration of the Rights or the completion of the distribution (within the meaning of Regulation M under the Exchange Act) of the Rights Shares and the Rights Warrants, sell, bid for or purchase, apply or agree to pay to any Person (other than the Dealer-Manager) any compensation for soliciting another to purchase any other securities of the Company (except for the solicitation of the exercises of Rights pursuant to this Agreement). The foregoing shall not apply to the offer, sale, agreement to sell or delivery with respect to: (i) Rights Shares and Rights Warrants offered and sold upon exercise of the Rights, as described in the Prospectus, or (ii) any shares of Common Stock sold pursuant to the Company’s employee benefit plans.
As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the executive officers of the Company who are named in the Prospectus, with the assumption that such officers shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as officers or directors of the Company).
6. Compensation. The Company shall pay to the Dealer-Manager as consideration for services rendered by the Dealer-Manager in its capacity as financial advisor hereunder and under the Engagement Letter, a fee equal to two percent of the Gross Proceeds from the exercise of Rights in this Offering and the exercise of the Rights Warrant prior to the expiration thereof, excluding the Gross Proceeds received with respect to Rights and Rights Warrants exercised by R. Dean Phillips or any Phillips Affiliates. Nothing in this Agreement shall affect the Dealer-Manager’s rights to receive any other fees set forth in the Engagement Letter in accordance with the terms thereof. All payments to be made by the Company pursuant to this Section 6 shall be made by wire transfer of immediately available funds on the Expiration Date with respect to the subscriptions for Rights Shares and the Rights Warrants pursuant to the exercise of Rights and within ten days of the exercise of any Rights Warrants with respect to any Rights Warrants issued pursuant to the Offering. For purposes hereof, “Phillips Affiliates” shall mean those certain entities named in any Schedule 13D filed by Mr. Phillips with the Commission on February 13, 2009 and April 22, 2009 and any entity in Mr. Phillips or such named entity have in combined ownership a controlling interest, where controlling interest means more than fifty percent of the voting interests. For avoidance of doubt, the Company represents to the Dealer-Manager that as of the Record Date, to the knowledge of the Company, R. Dean Phillips and the Phillips Affiliates own not more than 38.5% of the outstanding shares of Common Stock of the Company. For purposes hereof, “Gross Proceeds” shall mean the aggregate subscription price, or exercise price in the case of the exercise of the Rights Warrants, before any fees payable to broker dealers or any other fees and expenses paid or payable by the Company. The Company and the

Dealer-Manager have agreed that, although the Company may assign a value to the Rights Warrants for accounting or other purposes, given that such valuation is heavily dependent on assumptions and the Warrants will not be listed on an exchange and are therefore not easily tradeable, for purposes of determining the compensation payable hereunder. The Company and the Dealer-Manager hereby agree that, although the Company may ascribe a value to the Rights Warrants for accounting or other purposes, given that such valuation is heavily dependent on assumptions and that the Rights Warrants will not be listed on an exchange and are therefore not easily tradeable, for purposes of determining the compensation payable hereunder,the Rights Warrants shall be ascribed a value of $0.00 and all such compensation shall be payable solely on the Gross Proceeds from the issuance of the Rights Shares and shares of Common Stock issued upon exercise of the Rights Warrants, if any.
7. Expenses. Whether or not any Rights are subscribed for and purchased pursuant to the Rights Offering, the Company shall reimburse the Dealer-Manager promptly upon demand and receipt of invoices for all reasonably incurred fees, costs and out-of-pocket expenses relating to or arising out of the Rights Offering, including the reasonable documented fees, costs and expenses of legal counsel to the Dealer-Manager, and the reasonable documented fees, costs and expenses of any other independent experts retained by the Dealer-Manager with the Company’s prior written consent in connection with their representation of the Dealer-Manager in connection herewith and with the Rights Offering, provided that such reimbursement pursuant to this Agreement and the Engagement Letter shall not exceed $75,000 in the aggregate (and except for any fees and expenses of counsel relating to matters covered under Section 11 of this Agreement, the reimbursement of which shall be as set forth in such Section). The Company also agrees to pay all of its fees, costs and expenses incurred relating to or arising out of the Rights Offering, the performance of its obligations under this Agreement and the Rights Offering including, without limiting the generality of the foregoing, (i) all fees and expenses relating to the preparation and printing (including word processing and duplication costs) and filing, mailing and publishing of the Offer Documents (including all exhibits, amendments and supplements thereto), (ii) all fees and expenses of other persons rendering services on the Company’s behalf in connection with the Rights Offering, and all fees and expenses relating to the appointment of such persons, (iii) all advertising charges incurred by the Company in connection with the Rights Offering, including those of any public relations firm or other person or entity rendering services in connection therewith, (iv) all fees, if any, payable to brokers or dealers in securities (including MMP), banks, trust companies and other financial intermediaries as reimbursement for their customary mailing and handling expenses incurred in forwarding the Rights Offering Materials to their customers, (v) all fees and expenses payable in connection with the registration or qualification of the Rights Shares and Rights Warrants under state securities or blue sky laws, (vi) all listing fees and any other fees and expenses incurred in connection with the listing on the NYSE Amex of the Rights Shares and (vii) the filing fee of the Financial Industry Regulatory Authority, Inc. (“FINRA”) relating to the Rights Offering; provided, that the fees and expenses described in the above sentence shall not, for avoidance of doubt, include solicitation commissions payable to broker-dealers. Notwithstanding anything contained herein to the contrary, all expense payments and reimbursements hereunder, other than the fees payable under subsection (iv) above, shall be subject to the aggregate expense reimbursement limitation set forth above. For avoidance of doubt, the Company’s obligations to pay any brokers or dealers hereunder shall be in addition to, and in no way limited by, the fees payable to MMP hereunder or under the Engagement Letter. The Company is obligated to pay any broker-dealer where the holder exercising the Rights indicates in writing that such broker-dealer has solicited such exercise, a cash commission not to exceed 3% of the Gross Proceeds from the exercise of such Rights; provided, that no such commission shall be payable with respect to Rights and Rights Warrants exercised by R. Dean Phillips or any Phillips Affiliates; further, provided, that for purposes of any such compensation, the Company and the Dealer-Manager hereby agree that the Rights Warrants shall be ascribed a value of $0.00 (notwithstanding any value ascribed to them by the Company for accounting or other purposes) all such commissions shall be payable solely on the Gross Proceeds from the issuance of the Rights Shares and shares of Common Stock issued upon exercise of the Rights Warrants, if any.
8. Shareholder Lists; Subscription Agent; Information Agent.
     (a) The Company will cause the Dealer-Manager to be provided with any cards or lists showing the names and addresses of, and the number of shares of Common Stock held by, the holders of shares of Common Stock as of a recent date and will use its best efforts to cause the Dealer-Manager to be advised from time to time during the period, as the Dealer-Manager shall request, of the Rights Offering as to any transfers of record of shares of Common Stock.
     (b) The Company (i) has arranged for the Subscription Agent to serve as subscription agent in connection with the Rights Offering, (ii) will arrange for the Subscription Agent to advise the Dealer-Manager regularly as to such matters as the Dealer-Manager may reasonably request, including the number of Rights that have been exercised, and (iii) will arrange for the Subscription Agent to be responsible for receiving subscription funds paid.

     (c) The Company has arranged for the Information Agent to serve as information agent in connection with the Rights Offering and to perform services in connection with the Rights Offering that are customary for an information agent.
9. Covenants of the Company. The Company covenants and agrees with the Dealer-Manager:
     (a) To advise the Dealer-Manager, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Dealer-Manager with copies thereof; to prepare a Prospectus in a form approved by the Dealer-Manager (such approval not to be unreasonably withheld or delayed) and to file such Prospectus pursuant to Rule 424(b) under the Securities Act within the time prescribed by such rule; to advise the Dealer-Manager, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Rights for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;
     (b) To deliver promptly to the Dealer-Manager, at any such location as reasonably requested by the Dealer-Manager, such number of the following documents as the Dealer-Manager shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, any other Offer Documents filed as exhibits, the computation of the ratio of earnings to fixed charges and the computation of per share earnings), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time during which the Prospectus relating to the Rights, the Rights Shares or the Rights Warrants is required to be delivered under the Securities Act and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Dealer-Manager and, upon its request, to file such document and to prepare and furnish without charge to the Dealer-Manager as many copies as the Dealer-Manager may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;
     (c) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Dealer-Manager, be necessary or advisable in connection with the distribution of the Rights or the sale of the Rights Shares and Rights Warrants or be requested by the Commission;
     (d) Prior to filing with the Commission any: (i) Preliminary Prospectus, (ii) amendment to the Registration Statement, any document incorporated by reference in the Prospectus or (iii) any Prospectus pursuant to Rule 424 of the Securities Act, to furnish a copy thereof to the Dealer-Manager and counsel for the Dealer-Manager and obtain the consent of the Dealer-Manager to the filing (which consent shall not be unreasonably withheld);
     (e) To furnish to the Dealer-Manager copies of all materials not available via EDGAR furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange or automated quotation markets upon which any of the Company’s securities may be listed or quoted pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;
     (f) To qualify or register the Rights, the Rights Shares and the Rights Warrants for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions reasonably requested by the Dealer-Manager, and to comply with such laws and cause such qualifications, registrations and exemptions to continue in effect so long as reasonably required for the distribution of the Rights, the Rights Shares and the Rights

Warrants. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Dealer-Manager promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Rights, the Rights Shares or the Rights Warrants for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to obtain the withdrawal thereof as promptly as practicable;
     (g) To apply the net proceeds from the exercise of the Rights and upon exercise of the Rights Warrants in the manner described under the caption “Use of Proceeds” in the Prospectus.
     (h) To advise the Dealer-Manager, directly or through the Subscription Agent, from time to time, as the Dealer-Manager shall request, of the number of Rights Shares and Rights Warrants subscribed for, and arrange for the Subscription Agent to furnish the Dealer-Manager with copies of written reports it furnishes to the Company concerning the Rights Offering.
     (i) To commence mailing the Offer Documents to record holders of the Common Stock promptly following the Effective Date, and complete such mailing as soon as practicable;
     (j) To reserve and keep available for issue upon the exercise of the Rights such number of authorized but unissued shares of Rights Shares and Rights Warrants as will be sufficient to permit the exercise in full of all Rights, except as otherwise contemplated by the Prospectus; and
     (k) To not take, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the Rights Shares or the Rights Warrants.
10. Conditions of Dealer-Manager’s Obligations. The obligations of the Dealer-Manager hereunder are subject to the accuracy, as of the date hereof and at all times during the Rights Offering, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:
     (a) (i) The Registration Statement shall have become effective and the Prospectus shall have been timely filed with the Commission in accordance with the Securities Act; (ii) all post-effective amendments to the Registration Statement shall have become effective; (iii) no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued and no proceedings for the issuance of any such order shall have been initiated or threatened, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been disclosed to the Dealer-Manager and complied with to the Dealer-Manager’s reasonable satisfaction.
     (b) The Dealer-Manager shall not have been advised by the Company and shall not have discovered and disclosed to the Company that the Registration Statement or the Prospectus or any amendment or supplement thereto, contains an untrue statement of fact which in the Dealer-Manager’s opinion, or in the opinion of counsel to the Dealer-Manager, is material, or omits to state a fact which, in the Dealer-Manager’s opinion, or in the opinion of counsel to the Dealer-Manager, is material and is required to be stated therein or is necessary to make the statements therein not misleading.
     (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Charter Amendment, the Rights, the Rights Shares, the Rights Warrants, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Dealer-Manager, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
     (d) At the Closing, there shall have been furnished to the Dealer-Manager the signed opinion (addressed to the Dealer-Manager) of each of Schmiedeskamp, Robertson, Nen & Mitchell LLP and DLA Piper LLP (US), counsel for the Company, dated as of the Closing and in form and substance reasonably satisfactory to counsel for the Dealer-Manager.

     (e) Concurrently with the execution of this Agreement, the Company shall have furnished to the Dealer-Manager a “comfort letter” of BKD, LLP, addressed to the Dealer-Manager and dated the date hereof: (i) confirming that they are independent registered public accountants of the Company within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under the PCAOB and applicable rules of the Commission, and (ii) containing customary provisions for transactions of this type.
     (f) The Company shall have furnished to the Dealer-Manager a certificate, dated the date hereof, of its Chief Executive Officer or President and its Chief Financial Officer stating that:
i.	The Charter Amendment shall have become effective in accordance with its terms under the laws of the State of Delaware;

ii.	To the best of their knowledge after reasonable investigation, the representations, warranties, covenants and agreements of the Company hereof are true and correct in all material respects;

iii.	Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any Material Adverse Change or any development involving a prospective Material Adverse Change; and

iv.	They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) the Registration Statement, as of the Effective Date, and the Prospectus, as of the date thereof, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date or the date of the Prospectus, as applicable, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.
     (g) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any Material Adverse Change, the effect of which is, in the judgment of the Dealer-Manager, so material and adverse as to make it impracticable or inadvisable to proceed with the Rights Offering.
     (h) All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Dealer-Manager.
11. Indemnification and Contribution.
     (a) The Company agrees to indemnify and hold harmless the Dealer-Manager and its affiliates and any officer, director, employee or agent of Dealer-Manager or any such affiliates and any Person controlling (within the meaning of Section 20(a) of the Exchange Act) the Dealer-Manager or any of such affiliates (collectively, the “DM Indemnified Parties”) from and against any and all losses, claims, damages, liabilities and expenses whatsoever, under the Securities Act or otherwise (as incurred or suffered and including, but not limited to, any and all legal or other expenses incurred in connection with investigating, preparing to defend or defending any lawsuit, claim or other proceeding, commenced or threatened, whether or not resulting in any liability, which legal or other expenses shall be reimbursed by the Company promptly after receipt of any invoices therefore from the Dealer-Manager), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Offer Documents or any amendment or supplement thereto, in any other solicitation material used by the Company or authorized by it for use in connection with the Rights Offering, or in any blue sky application or other document prepared or executed by the Company (or based on any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Rights, the Rights Shares or the Rights Warrants under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or arising out of or based upon the omission or alleged omission to state in any such document a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than statements or omissions made in reliance upon and in conformity with the Dealer-Manager Information), (ii) any withdrawal or termination by the Company of, or failure by the Company to make or consummate, the Rights Offering, (iii) any actions taken or omitted to be taken by an indemnified party with the consent of the Company or (iv) any failure by the Company to comply with any agreement or covenant, contained in this Agreement or (B) arising out of, relating to or in connection with or alleged to arise out of, relate to or be in connection with, the Rights Offering, any of the other transactions contemplated thereby or the performance of the Dealer-Manager’s services to the Company with respect to the Rights Offering. The Company will not, however, be responsible under the foregoing indemnity agreement for any losses, claims, damages, liabilities or expenses that are finally judicially determined to have resulted from the negligence, bad faith or willful misconduct of the Dealer-Manager or any DM Indemnified Party.
     (b) The Dealer-Manager agrees to indemnify and hold harmless the Company and its affiliates and any officer, director, employee or agent of the Company or any such affiliates and any Person controlling (within the meaning of Section 20(a) of the Exchange Act) the Company or any of such affiliates (collectively, the “Company Indemnified Parties,” and together with the DM Indemnified Parties, the “Indemnified Parties”) from and against any and all losses, claims, damages, liabilities and expenses whatsoever, under the Securities Act or otherwise (as incurred or suffered and including, but not limited to, any and all legal or other expenses incurred in connection with investigating, preparing to defend or defending any lawsuit, claim or other proceeding, commenced or threatened, whether or not resulting in any liability, which legal or other expenses shall be reimbursed by the Dealer-Manager promptly after receipt of any invoices therefore from the Company), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Dealer-Manager Information. The Dealer-Manager will not, however, be responsible under the foregoing indemnity agreement for any losses, claims, damages, liabilities or expenses that are finally judicially determined to have resulted from the negligence, bad faith or willful misconduct of the Company or any Company Indemnified Party.
     (c) If the indemnification provided for in Sections 11(a) and (b) is judicially determined to be unavailable (other than in accordance with the terms hereof) to any Indemnified Party otherwise entitled to indemnity in respect of any losses, claims, damages or liabilities referred to herein, then, in lieu of indemnifying such person hereunder, whether or not the Dealer-Manager, on the one hand, or the Company, on the other hand, is the person entitled to indemnification or reimbursement, the Company or the Dealer-Manager, as the case may be (the “Indemnifying Party”), shall contribute to the amount paid or payable by the Indemnified Party as a result of such losses, claims, damages or liabilities (and expenses relating thereto) (i) in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and the Dealer-Manager, on the other hand, of the Rights Offering or (ii) if the allocation provided for in clause (i) above is not available, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of each of the Company and the Dealer-Manager, as well as any other relevant equitable considerations; provided, however, in no event shall the Dealer-Manager’s aggregate contribution to the amount paid or payable exceed the aggregate amount of fees actually received by the Dealer-Manager under this Agreement. For the purposes of this Agreement, the relative benefits to the Company and to the Dealer-Manager of the engagement shall be deemed to be in the same proportion as (A) the total value paid or contemplated to be paid or received or contemplated to be received by the Company in the Rights Offering, whether or not the Rights Offering is consummated, bears to (B) the fees paid or to be paid to the Dealer-Manager under this Agreement.
     (d) Promptly after the receipt by an Indemnified Party of notice of the commencement of any proceedings for which indemnification may be sought hereunder (“Proceedings”), such Indemnified Party will, if a claim is to be made hereunder against an Indemnifying Party in respect thereof, notify the Indemnifying Party in writing of the commencement thereof; provided that (i) the failure to so notify the Indemnifying Party will not relieve it from any liability which it may have hereunder except to the extent it has been materially prejudiced by such failure and (ii) the failure to so notify the Indemnifying Party will not relieve it from any liability which it may have to an Indemnified Party otherwise than on account of this indemnity agreement. In case any such Proceedings are brought against any Indemnified Party and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein and, to the extent that the Indemnifying Party may elect by written notice delivered to such Indemnified Party, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, provided that if the defendants in any such Proceedings include both such Indemnified Party and the Indemnifying Party and such Indemnified Party shall have concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party , such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such Proceedings on behalf of such Indemnified Party. Upon receipt of notice from the Indemnifying Party, as the case may be, to such Indemnified Party of its election so to assume the defense of such Proceedings and approval by such Indemnified Party of counsel, the Indemnifying Party shall not be liable to such Indemnified Party for expenses incurred by such Indemnified Party in connection with the defense thereof (other than reasonable costs of investigation) unless (A) such Indemnified Party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel), approved by other party, representing the Indemnified Parties who are parties to such Proceedings), (B) the Indemnifying Party shall not have employed counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party within a reasonable time after notice to such party of commencement of the Proceedings or (C) the Indemnifying Party has authorized in writing the employment of counsel for such Indemnified Party.
     (e) Neither party shall be liable for any settlement of any Proceedings effected without such party’s written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such party’s written consent or if there be a final judgment for the plaintiff in any such Proceedings, such party agrees to indemnify and hold harmless each Indemnified Party from and against any and all losses, claims, damages, liabilities and expenses by reason of such settlement or judgment. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Party shall have requested the indemnifying party to reimburse such Indemnified Party for legal or other expenses in connection with investigating, responding to or defending any Proceedings as contemplated by this Section 11, the Indemnifying Party shall be liable for any settlement of any Proceedings effected without the Company’s or Dealer-Manager’s, as the case may be, written consent if (i) such settlement is entered into more than 60 days after receipt by the indemnifying party of such request for reimbursement and (ii) the Indemnifying Party shall not have reimbursed such Indemnified Party in accordance with such request prior to the date of such settlement.
     (f) Each party agrees that it will not, without the prior written consent of the Indemnified Party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder unless such settlement, compromise or consent includes an unconditional release, reasonably satisfactory in form and substance to the Indemnified Party, releasing the Indemnified Party from all liability arising out of such claim, action, suit or proceeding.
12. Effective Date of Agreement; Termination.
     (a) This Agreement shall become effective upon the later of the time on which the Dealer-Manager shall have received notification of the effectiveness of the Registration Statement and the time which this Agreement shall have been executed by all of the parties hereto.
     (b) This Agreement shall terminate upon the earliest to occur of (i) the consummation, termination or withdrawal of the Rights Offering, and (ii) the withdrawal by the Dealer-Manager pursuant to Section 4.
13. Survival of Certain Provisions. The agreements contained in Sections 3, 6, 7, 11 and 13 through 21 hereof and the representations, warranties and agreements of the Company contained in Section 5 hereof shall survive the consummation of or failure to commence the Rights Offering and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.
14. Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, or (b) sent by registered or certified mail, return receipt requested, postage prepaid, to the parties hereto as follows:
If to the Dealer-Manager:

McClendon Morrison & Partners, Inc.
150 North Michigan Avenue, Suite 2800
Chicago, Illinois 60601
Attention: Edwin L. McClendon
With a copy to:

Connelly Roberts & McGivney LLC
55West Monroe, Suite 1700
Chicago, Illinois 60603
Attention: Catherine McGivney

If to the Company:

Mercantile Bancorp, Inc.
200 N. 33rd Street
Quincy, Illinois 62301
Attention: Ted T. Awerkamp
With a copy to:

DLA Piper LLP
500 Eighth Street, NW
Washington, DC 20004
Attention: Michael P. Reed
Facsimile: (202) 799-5229
15. Parties. This Agreement shall inure to the benefit of and be binding upon the Dealer-Manager, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those Persons, except that the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the Person or Persons, if any, who control the Dealer-Manager within the meaning of Section 15 of the Act. Nothing in this Agreement shall be construed to give any Person, other than the Persons referred to in this Section, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
16. Amendment. This Agreement may not be amended or modified except in writing signed by each of the parties hereto.
17. Governing Law; Venue; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the state of Illinois. Any right to trial by jury with respect to any action or proceeding arising in connection with or as a result of the engagement of the Dealer Manager or any matter referred to in this Agreement is hereby waived by the parties. The parties agree that any suit or proceeding arising in respect of this Agreement or your engagement will be tried exclusively in the U.S. District Court for the Northern District of Illinois or, if that court does not have subject matter jurisdiction, in any state court located in Cook County and the parties agree to submit to the jurisdiction of, and to venue in, such courts. Each party hereby agrees on its own behalf and, to the extent permitted by applicable law, on behalf of their respective security holders, to waive any right to a trial by jury with respect to any claim, counterclaim or action arising out of or in connection with this agreement or the transaction contemplated hereby
18. Entire Agreement. This Agreement, together with the exhibits attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein, except the Engagement Letter to the extent incorporated herein.
19. Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.
20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
21. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or other electronic transmission shall constitute valid and sufficient delivery thereof. If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Please sign and return to us a duplicate of this letter, whereupon it will become a binding agreement.
Very truly yours,

MERCANTILE BANCORP, INC.

By:	/s/ Ted T. Awerkamp
Ted T. Awerkamp
President and Chief Executive Officer

Accepted and agreed as of the date first written above:

MCCLENDON MORRISON & PARTNERS, INC.

By:	/s/ Edwin L. McClendon
	Name:	Edwin L. McClendon
	Title:	Chief Executive Officer